UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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KKR Asset-Based Finance Fund

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KKR ASSET-BASED FINANCE FUND

(the “Fund”)

555 California Street

50th Floor

San Francisco, CA 94104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January 5, 2026

To the Shareholders of the Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Fund will be held at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, New York 10036, on January 28, 2026, at 10:00 a.m. (Eastern Time), for the following purposes:

1)	To elect three (3) Nominees to the Board of Trustees of the Fund; and

2)	To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

Participating in the Meeting are holders of any class of the Fund’s common shares of beneficial interest. The proposal to elect the Trustees is discussed in greater detail in the accompanying proxy statement.

The close of business on December 17, 2025, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of: KKR Asset-Based Finance Fund

/s/ Lori Hoffman
Lori Hoffman
Secretary and Vice President

KKR ASSET-BASED FINANCE FUND

(the “Fund”)

555 California Street

50th Floor

San Francisco, CA 94104

SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 28, 2026

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Fund for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held on January 28, 2026, at 10:00 a.m. (Eastern Time), at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, New York 10036, and at any postponements or adjournments thereof. Shareholders of the Fund will meet and vote at the Meeting as to the proposals described herein. The Notice of the Meeting and the Proxy Statement with the accompanying proxy card will be mailed to shareholders on or about January 5, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on January 28, 2026

This Proxy Statement is available online free of charge at www.proxyvote.com.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, regular employees of KKR Credit Advisors (US) LLC (the “Adviser”) or its affiliates and officers and employees of SS&C GIDS, Inc., the Fund’s transfer agent, may also solicit proxies by telephone, Internet or in person and will not receive any compensation therefor from the Fund. The Fund has also engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Fund is estimated to be approximately $6,500, plus reasonable out-of-pocket expenses. The Adviser will pay all expenses incurred in connection with preparing the Proxy Statement and its enclosures and expenses associated with proxy solicitation. The Adviser will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Shares (as defined below).

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended October 31, 2025, and semi-annual report are available upon request, without charge, by writing to the Fund c/o SS&C GIDS, Inc., PO Box 219302, Kansas City, MO 64121-9302 (Express Mail Address: c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219302, Kansas City, Missouri 64105), by calling the Fund at 888-920-1959 Option 1, or via the Internet at https://kseries.kkr.com/kabf/.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting and has not been revoked, the Shares (as defined below) represented thereby will be voted “FOR” the proposal listed in the Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting or any postponements or adjournments thereof. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to Broadridge at Broadridge Financial Solutions, Attn: Broadridge Mutual Funds Department, 51 Mercedes Way, Edgewood, NY 11717, prior to the date of the Meeting.

The holders of one third (33-1/3%) of the Fund’s Shares, regardless of share class, entitled to vote on any matter at the Meeting present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the Chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment, if proposed by the Chair of the Meeting, will require the approval of the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on December 17, 2025, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting and all postponements or adjournments thereof.

The Fund issues common shares of beneficial interest par value $0.001 (the “Shares”). As of the Record Date, there were 24,635,774 Shares outstanding.

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matter:

PROPOSAL:

ELECTION OF THREE NOMINEES TO THE BOARD OF TRUSTEES

Election of Nominees (“Nominees”) for the Fund’s Board of Trustees (the “Board”)

The Fund’s Board is currently comprised of five Trustees, four of whom are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”): Michael E. Cahill, Lourdes Perez-Berkeley, Rudy Pimentel, Catherine B. Sidamon-Eristoff and Jeffrey L. Zlot. At a meeting of the Board held on December 10, 2025, the Board, upon the recommendation of the Board’s Nominating Committee, determined to submit to a vote of shareholders the re-election of Ms. Perez-Berkeley as an Independent Trustee of the Fund, the election of James Kropp as an Independent Trustee of the Fund, and the election of Avi Korn as a Trustee who is deemed to be an “interested person” of the Fund as defined in the 1940 Act (an “Interested Trustee”). If elected by shareholders at the Meeting, the terms of the Nominees will begin shortly thereafter and each Nominee would hold office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Declaration of Trust; (c) the termination of the Fund; or (d) his or her retirement (whether pursuant to the applicable retirement policy or otherwise).

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of Ms. Perez-Berkeley and Messrs. Kropp and Korn, and Ms. Perez-Berkeley and Messrs. Kropp and Korn have indicated their consent to serve as Trustees if approved by shareholders at the Meeting. If Ms. Perez-Berkeley or Messrs. Kropp or Korn declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

The Fund’s Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The current Trustees of the Fund know of no reason why Ms. Perez-Berkeley or Messrs. Kropp or Korn will be unable to serve.

Information about each Nominee’s and each Trustee’s Experience

Provided below is a brief summary of the specific experience, qualifications, attributes or skills of Ms. Perez-Berkeley and Messrs. Kropp and Korn that warrants their consideration as Nominees for the Fund’s Board.

Ms. Perez-Berkeley was selected to join the Board based upon the following: her character and integrity; her professional background and experience, including her experience serving as a Senior Advisor to an investment bank and advisory firm, a Director in BlackRock’s Financial Markets Advisory Group and a Director with PwC LLC; and her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee.

Mr. Kropp was selected to join the Board based upon the following: his character and integrity; his professional background and experience, including his experience serving as a member of other boards of directors, chief investment officer of SLKW Investments LLC and chief financial officer of Microproperties LLC; and his willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee.

Mr. Korn was selected to join the Board based upon the following: his character and integrity; his professional background and experience, including his experience serving in management roles at KKR, his current position as a co-head to KKR’s Asset Based Finance group and his prior experience as a portfolio manager; and his willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee.

No factor, by itself, was controlling. References to the qualifications, attributes and skills of the Nominees are pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Biographical descriptions of the Board’s Trustees and the Nominees are set forth below.

Nominees

Lourdes Perez-Berkeley, an Independent Trustee, served as a Senior Advisor to Independence Point Advisors, an investment bank and advisory firm, from 2022-2024. Previously, she was a Director in BlackRock’s Financial Markets Advisory Group from 2015-2018 and a Director with PwC LLC as a Client Relationship Executive from 2010-2015. From 1989-2003, Ms. Perez-Berkeley was in the Fixed Income Capital Markets Group at Citigroup (legacy Salomon Brothers). She started her career in 1984 at Deloitte & Touche as an auditor and CPA. Ms. Perez-Berkeley has served on numerous boards of non-profit organizations in New York since 2002. She holds a B.S. in Accountancy from DePaul University and an M.B.A. from the Marshall School of Business at the University of Southern California.

James H. Kropp, a Nominee, has served on the board of directors for FSK since 2018, served on the board of trustees for KKR FS Income Trust and KKR FS Income Trust Select since 2022 and 2023, respectively, served as an independent director of Corporate Capital Trust, Inc. (“CCT”) from 2011 until the merger of FSK and CCT in 2018, and served as an independent trustee for Corporate Capital Trust II from 2015 until its merger with FS KKR Capital Corp. II (“FSKR”) in 2019. Mr. Kropp was also a member of the board of directors of FSKR until the merger. Mr. Kropp has served as lead independent director of KKR Real Estate Select Trust since its founding in 2021. He has served on the board of directors of USDL since 2023 and on the board of directors of KKR Enhanced US Direct Lending Fund-L Inc. since 2024. Mr. Kropp previously served as chief investment officer of SLKW Investments LLC, a position he held from 2009 until his retirement in 2019 and was chief financial officer of Microproperties LLC from 2012 to 2019. From 1998 to 2021, Mr. Kropp was a director, chair of the Compensation committee, and a member of the Nominating/Corporate Governance committee of PS Business Parks, Inc., a public real estate investment trust whose shares were listed on the New York Stock Exchange (“NYSE”), until its acquisition. Mr. Kropp became an independent trustee of NYSE-listed American Homes 4 Rent and chairman of its audit committee at its founding in November 2012. Mr. Kropp has served as lead independent director of KKR Real Estate Select Trust since its founding in 2021. Mr. Kropp was also a member of the board of directors of FSKR until the merger. Mr. Kropp received a B.B.A. Finance from St. Francis College and completed the MBA/CPA preparation program from New York University. Mr. Kropp has, in the past, been licensed to serve in a variety of supervisory positions (including financial, options and compliance principal) by the National Association of Securities Dealers. He is a member of the American Institute of CPAs and a Board Leadership Fellow for the National Association of Corporate Directors.

Avi Korn, a Nominee, joined KKR in 2018 and co-heads the Asset Based Finance group within the firm’s Credit business. The Asset-Based Finance group focuses on non-corporate, private credit investments which are backed by financial or hard assets. Prior to joining KKR, Mr. Korn was a portfolio manager at Blue Mountain Capital Management where he focused on debt and equity investments within asset-based finance. Previously, Mr. Korn was a vice president at J.P. Morgan on the asset-backed security principal investment management team. Mr. Korn holds a B.S. in Economics from the Wharton School at the University of Pennsylvania.

Other Trustees

Rudy Pimentel, an Interested Trustee, joined KKR in 2022. He is a Managing Director in the Global Product Strategy group, where he is a member of the Credit team. With over 20 years of experience working with institutional investors, Mr. Pimentel is actively involved in the firm’s product development and capital raising activities. Prior to joining KKR, he was a vice president and head of fixed income product management at

T. Rowe Price. Previously, Mr. Pimentel was an executive vice president and led the credit strategies team at PIMCO. His earlier experience includes crude oil trading and engineering roles at Chevron Corporation. Mr. Pimentel holds a BS in Mechanical Engineering from the University of California, Los Angeles and an MBA in finance and accounting from the Kellogg School of Management, Northwestern University. He is a CFA Charterholder.

Michael E. Cahill, an Independent Trustee, served as Executive Vice President from 2008 to 2013 and Managing Director and General Counsel from 1991 to 2013 of The TCW Group, Inc. and Trust Company of the West, an international investment management firm. Mr. Cahill previously worked at Act III Communications in Los Angeles from 1988 to 1991, where he was Senior Vice President and General Counsel. Earlier in his career, Mr. Cahill was in private corporate law practice at O’Melveny and Myers LLP in Los Angeles and at Shenas, Robbins, Shenas & Shaw in San Diego. Mr. Cahill currently serves on the Board of Trustees of Southwestern Law School in Los Angeles. Mr. Cahill holds a B.A. from Bishops University, a J.D. from Osgoode Hall Law School, York University and an LL.M. from Harvard University.

Catherine B. Sidamon-Eristoff, an Independent Trustee, is a Board Member of FlexPaths LLC, a workplace strategy and consulting firm. She is Treasurer and a Board Member of C-Change Conversations, a non-profit organization promoting non-partisan dialogue on climate change and energy. Previously, Ms. Sidamon-Eristoff was a Managing Director of Constellation Wealth Advisors from 2007 until its sale in 2015 to First Republic Bank. She started her career in 1987 at Morgan Stanley, spending most of it in Private Wealth Management, first as a fixed income portfolio manager, then as a Managing Director and head of the New York and other offices. She retired in 2005 as an Advisory Director. Ms. Sidamon-Eristoff has served on the boards of numerous non-profit organizations in New York and New Jersey. She holds a B.A. in Political Science from Duke University and an M.B.A. from the Fuqua School of Business at Duke University.

Jeffrey L. Zlot, an Independent Trustee, has served as a Managing Director of Alvarium Tiedemann (formerly, Tiedemann Advisors), an investment consulting and banking firm, since 1997. Mr. Zlot was previously the Chief Compliance Officer of Presidio Merchant Partners, LLC, a wholly-owned subsidiary of The Presidio Group LLC. Mr. Zlot served as Chief Financial Officer of The Presidio Group LLC from 1997 to 2007. Previously, he worked as a Research Analyst at Peter Hart Research Associates. Mr. Zlot serves as the President of the Board of Camp Tawonga. Mr. Zlot holds a B.A. in Government from Colby College and is a Certified Financial Planner.

Additional Information about the Trustees/Nominees and the Fund’s Officers

Set forth in the table below are the Nominees, Trustees and officers of the Fund, as well as their age, information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Nominees and Trustees of the Fund

Name, Year of Birth and Address[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Interested Trustee Nominee
Avi Korn (1977)*	Nominee		Managing Director, KKR (since 2019), Portfolio Manager, Blue Mountain Capital Management (2008-2018), Vice President, J.P. Morgan (2000-2018).		Toorak Capital Partners; GreenSky LLC; My Community Homes.

Interested Trustee
Rudy Pimentel (1969)**	Trustee, Chair and President	Since January 2024	Managing Director, KKR (since 2022), Vice President, T. Rowe Price (2017-2022).	2	None.

Independent Trustee Nominees
Lourdes Perez- Berkeley (1962)	Nominee and Trustee	Since November 2024	Senior Advisor, Independence Point Advisors (investment bank advisory firm) (since 2022), Director-Financial Markets Advisory, BlackRock (2015- 2018), Director, PwC LLP (2010- 2015), Managing Director, Citigroup (1988-2003), Deloitte & Touche (1984-1987).	2	None.

Name, Year of Birth and Address[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
James H. Kropp (1949)	Nominee		Trustee, AMH (formerly American Homes 4 Rent) (since 2012), Director, FS KKR Capital Corp. (since 2018), Director, KKR Real Estate Select Trust Inc. (since 2020), Director, PS Business Parks (1998-2021).	3	AMH (formerly American Homes 4 Rent); PS Business Parks, Inc.; FS KKR Capital Corp.; KKR FS Income Trust; KKR FS Income Trust Select; KKR Enhanced US Direct Lending Fund-L Inc.

Other Independent Trustees
Michael E. Cahill (1951)	Trustee	Since Inception	Executive Vice President (2008- 2013) and Managing Director and General Counsel (1991- 2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	2	None.

Catherine Sidamon-Eristoff (1964)	Trustee	Since Inception	Treasurer and Board Member, C-Change Conversations (non-profit organization), Board Member, FlexPaths LLC (workplace strategy and consulting firm), Managing Director, Constellation Wealth Advisors (financial services firm) (2007-2015).	4	KKR Enhanced US Direct Lending Fund-L Inc.

Name, Year of Birth and Address[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Jeffrey L. Zlot (1971)	Trustee	Since Inception	Managing Director, Alvarium Tiedemann (formerly, Tiedemann Advisors) (investment consultant and investment banking) (since 1997).	2	None.

*	Mr. Korn is considered to be an “Interested Trustee” because he holds a position with an affiliate of the Adviser.
**	Mr. Pimentel is considered to be an “Interested Trustee” because he is the President of the Fund and also holds a position with an affiliate of the Adviser.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o KKR Credit Advisors (US) LLC, 555 California Street, 50th Floor, San Francisco, California 94104, Attn: General Counsel.
[2]	The Fund Complex is comprised of the Fund, KKR Real Estate Select Trust Inc., KKR Income Opportunities Fund, KKR Asset-Based Income Fund and KKR US Direct Lending Fund-U Inc.
[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

No Trustee or Nominee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Officers of the Fund

Name, Year of Birth and Address	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Thomas Murphy (1966) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since Inception	Managing Director, (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2012); Chief Financial Officer, KKR Financial Holdings LLC (since 2009).

Rudy Pimentel (1969) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	President	Since January 2024	Managing Director, KKR (since 2022), Vice President, T. Rowe Price (2017-2022).

Name, Year of Birth and Address	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Lori Hoffman (1988) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Secretary and Vice President	Since June 2022	Director, KKR Credit Advisors (US) LLC (since 2020).

Michael Nguyen (1982) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Chief Compliance Officer	Since June 2022	Director, KKR Credit Advisors (US) LLC (since 2013).

Doug Krupa (1978) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Vice President, Head of Investor Relations	Since Inception	Managing Director, KKR Client and Partner Group (since 2019).

Compensation of Trustees

Each Independent Trustee is compensated by an annual retainer and meeting fees. The following is the compensation paid to the Trustees for the fiscal year ended October 31, 2025. The Independent Trustees may elect to defer part or all of the fees earned for serving as Trustees of the Fund pursuant to a deferred compensation plan. The Fund does not have a retirement or pension plan.

Name of Trustee	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees[1]
Interested Trustee
Rudy Pimentel[2]	$0	$0
Independent Trustees
Michael E. Cahill[3]	$48,157	$86,250
Lourdes Perez-Berkeley	$48,157	$86.250
Catherine Sidamon-Eristoff[3]	$48,157	$136,250
Jeffrey L. Zlot[3]	$48,157	$86,250

[1]	The Fund Complex is comprised of the Fund, KKR Real Estate Select Trust Inc., KKR Income Opportunities Fund, KKR Asset-Based Income Fund and KKR US Direct Lending Fund-U Inc.
[2]	The Interested Trustee is not compensated by the Fund or the Fund Complex for his services.
[3]

Participants in the deferred compensation plan. Fiscal year 2025 compensation directed to the deferred compensation plan consisted of $43,125, $86,250 and $86,250, allocated on behalf of Mr. Cahill, Ms. Sidamon-Eristoff and Mr. Zlot, respectively, pursuant to the deferred compensation plan.

Board Committees

In addition to serving on the Board, the Independent Trustees also serve on the following committees, which have been established by the Board to handle certain designated responsibilities. The Board has designated a chair of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee. The members of the Fund’s Audit Committee (the “Audit Committee”) are Michael E. Cahill, Lourdes Perez-Berkeley, Catherine Sidamon-Eristoff and Jeffrey L. Zlot, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Lourdes Perez-Berkeley serves as chair of the Audit Committee. The Board has determined that Ms. Perez-Berkeley is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting. The Audit Committee met three times during the fiscal year ended October 31, 2025. No member of the nominating committee is an “interested person” of the Fund.

Nominating Committee. The members of the Fund’s Nominating Committee (the “Nominating Committee”) are Michael E. Cahill, Lourdes Perez-Berkeley, Catherine Sidamon-Eristoff and Jeffrey L. Zlot, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Jeffrey L. Zlot serves as chair of the Nominating Committee. The Nominating Committee operates pursuant to a written charter (attached hereto in Appendix A) and meets periodically as necessary. The Nominating Committee is responsible for selecting, researching, and nominating trustees for election by Shareholders, periodically reviewing the composition of the Board in light of the current needs of the Board and the Fund, and determining whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience. The Nominating Committee will consider proposed nominations for trustees by Shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Nominating Committee deems appropriate. The Nominating Committee met three times during the fiscal year ended October 31, 2025. No member of the nominating committee is an “interested person” of the Fund.

Board Leadership Structure

The Board is currently composed of five Trustees, four of whom are Independent Trustees. The Fund’s business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.

Under the Fund’s Bylaws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Rudy Pimentel serves as Chair of the Board and is an Interested Trustee by virtue of his employment relationship with an affiliate of the Adviser. If Avi Korn is elected, Mr. Pimentel is expected to resign from the Board, effective as of the commencement of Mr. Korn’s term shortly after the shareholder vote, and Mr. Korn is expected to serve as Chair of the Board. The Board believes that it is in the best interests of shareholders of the Fund for Mr. Korn to serve as Chair of the Board because of his significant experience in matters of relevance to the Fund’s business. The Board does not, at the present time, have a lead Independent Trustee; the Board has determined that the compositions of the Audit Committee and the Nominating Committee are an appropriate means to address any potential conflicts of interest that may arise from the Chair’s status as an Interested Trustee. The Board believes that flexibility to determine its Chair and to recognize its leadership structure is in the best interests of the Fund and its shareholders at this time.

All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund’s chief compliance officer, as part of at least one Board meeting each year.

The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund’s and the Adviser’s activities, including reports regarding the Fund’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Fund’s chief compliance officer, who reports on the Fund’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Adviser, the Fund’s administrator and the Fund’s transfer agent. The Audit Committee’s meetings with the Fund’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Adviser to receive reports regarding the Fund’s operations, including reports on certain investment and operational risks, and the Independent Trustees are encouraged to communicate directly with senior members of Fund management.

The Board believes that this role in risk oversight is appropriate. The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund, the Adviser and the Fund’s other service providers.

REQUIRED VOTE

The election of Ms. Perez-Berkeley and Messrs. Kropp and Korn as Trustees of the Fund requires the affirmative vote of a majority of the Fund’s Shares, regardless of class, present in person or by proxy and entitle to vote.

THE FUND’S BOARD, INCLUDING THE “INDEPENDENT” TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES.

NOMINEE/TRUSTEE BENEFICIAL OWNERSHIP OF FUND SHARES

The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustees within the Fund Complex as of November 30, 2025.

Name	Dollar Range[1] of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2,4]
Interested Trustee/Nominees
Avi Korn	None	None
Rudy Pimentel	None	Over $100.000
Independent Trustees/Nominees
Michael E. Cahill	None	Over $100,000
James Kropp	None	Over $100,000
Lourdes Perez-Berkeley	None	None
Catherine Sidamon-Eristoff	None	Over $100,000
Jeffrey L. Zlot	None	Over $100,000

[1]	“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Exchange Act.
[2]	The term “Family of Registered Investment Companies” refers to all registered investment companies advised by the Adviser or an affiliate board.
[4]

Includes the total amount of compensation deferred by the Trustee at his/her election pursuant to the deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in the Fund that is offered under the deferred compensation plan.

As of November 30, 2025, the Trustees and officers of the Fund as a group beneficially owned less than one percent of the Fund’s Shares.

FIVE PERCENT SHAREHOLDERS

As of November 30, 2025, no Shareholder, to the knowledge of the Fund, other than KKR, owned beneficially or of record more than 5% of the Shares.

ADDITIONAL INFORMATION

To request a copy of the Fund’s prospectus, statement of additional information, semi-annual report or annual report, without charge, please call 888-920-1959 Option 1 or write to the Fund c/o SS&C GIDS, Inc., PO Box 219302, Kansas City, MO 64121-9302 (Express Mail Address: c/o SS&C GIDS, Inc., 430 W. 7th Street, Suite 219302, Kansas City, Missouri 64105). These materials are also available, without charge, on the SEC’s website at www.sec.gov.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte”), 555 Mission Street, San Francisco, California 94105, served as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended October 31, 2025. The Fund does not know of any direct financial or material indirect financial interest of Deloitte in the Fund.

Principal Accounting Fees and Services

The following table sets forth for the Fund the aggregate fees billed by Deloitte to the Fund for the period from November 1, 2022 to October 31, 2025, as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

	10/31/2025	10/31/2024	10/31/2023
(a)Audit Fees	$300,000	$300,000	$300,000
(b)Audit-Related Fees	$35,000	$25,000	$25,000
(c)Tax Fees	$11,500	$11,610	$11,610
(d)All Other Fees	$0	$0	$0

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund, and (ii) all non-audit services that the Fund’s independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee. All of the audit, audit-related, tax and other services described above for which Deloitte billed the Fund fees for the fiscal year ended October 31, 2025 were pre-approved by the Audit Committee.

The aggregate non-audit fees billed by Deloitte for services rendered to the Fund and rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025 were $36,610, $11,610 and $11,500, respectively.

The Investment Adviser, Administrator, Principal Underwriter and Distributor

KKR Credit Advisors (US) LLC is the Fund’s investment adviser.

U.S. Bank Global Fund Services is the administrator for the Fund, and its business address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

KKR Capital Markets LLC is the principal underwriter and distributor of the Fund’s Shares and its business address is 30 Hudson Yards, New York, NY 10001.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of the reports filed with the SEC and upon representations that no applicable forms were required to be filed pursuant to Section 16(a) of the Exchange Act, the Fund believes that during the fiscal year ended October 31, 2025, its officers and Trustees complied with all applicable Section 16(a) filing requirements.

Broker Non-Votes and Abstentions

The proposal to elect the Nominees requires the affirmative vote of a majority of the Fund’s Shares, regardless of class, present in person or by proxy and entitled to vote.

For the purpose of electing the Nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the period ending April 30, 2026.

Appraisal Rights

Shareholders do not have dissenters’ rights of appraisal in connection with the proposals in this Proxy Statement.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board

Shareholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 555 California Street, 50th Floor, San Francisco, California 94104. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Persons to be Named as Proxies

The Board has named Thomas Murphy and Michael Nguyen to serve as proxies (with full power of substitution) who are authorized to vote shares of the Fund owned by record shareholders.

SHAREHOLDER PROPOSALS

The Fund is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund within a reasonable time before any meeting. Proposals should be sent to Broadridge at Broadridge Financial Solutions, Attn: Broadridge Mutual Funds Department, 51 Mercedes Way, Edgewood, NY 11717, stated on the first page of this Proxy Statement.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

NOMINATING COMMITTEE CHARTER

FOR KKR INCOME OPPORTUNITIES FUND

AND KKR CREDIT OPPORTUNITIES PORTFOLIO

This document (this “Charter”) constitutes the Charter of the Nominating Committee (the “Committee”) of the Boards of Trustees (the “Board”) of KKR Income Opportunities Fund and KKR Credit Opportunities Portfolio (each, a “Trust” and, collectively, the “Trusts”). The Committee is established by the Board to select and nominate persons for election as Trustees of the Trusts.

I. Organization. Only members of the Board who are not “interested persons,” as defined in the In- vestment Company Act of 1940, as amended, of the applicable Trust (“Disinterested Trustees”) may serve as members of the Committee. The Committee shall be composed of at least two members, and each member shall be appointed by the Board. The compensation of the members of the Committee shall be determined by the Board.

II. Meetings

A. The Committee shall meet only as necessary or appropriate and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means.

B. The Committee may meet either on its own or in conjunction with Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and each Trust’s governing documents.

C. The Committee may select one of its members to be the chair and may select a vice chair.

D. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

E. The Committee shall prepare and retain minutes of its meetings.

III. Committee Purpose. The purpose of the Committee is to select and nominate persons for election as Trustees of the Trusts.

IV. Identification and Evaluation of Potential Nominees. In identifying and evaluating a person as a potential nominee to serve as a Trustee of the Trusts, the Committee shall consider, among other factors it may deem relevant:

A. the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education, skills, judgment and such other factors as the Committee may consider relevant;

B. the character and integrity of the person;

C. whether or not the person is a Disinterested Trustee and whether the person and is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Trusts;

D. whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with management of the Trusts, the investment adviser or manager of each Trust, service providers of the Trusts or their affiliates;

E. whether or not the person is financially literate and/or is an “audit committee financial expert” as defined in Item 3 of Form N-CSR;

F. whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations, their related investment company complexes or other public companies;

G. whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Trusts;

H. whether or not the selection and nomination of the person would be consistent with the requirements of the Trusts’ retirement policies; and

I. whether or not the selection and nomination of the person would contribute to Board diversity, including with respect to differences of viewpoint, professional experience, education, skill and other individual qualities and attributes.

While the Committee is solely responsible for the selection and nomination of the Trustees of the Trusts, the Committee shall review and consider nominations for the office of Trustee made by management and by Trust shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Trusts, as the Committee deems appropriate.

V. Duties and Powers. To carry out the purpose specified in Section III above, the Committee shall have the following duties and powers:

A. if deemed appropriate and necessary, the sole responsibility to select, retain and terminate a search firm to assist the Committee in identifying Trustee candidates, including sole authority to approve all such search firm’s fees and other retention terms;

B. to report its activities to the Board as necessary;

C. after determination by the Committee that a person should be selected and nominated as a Trustee of the Trusts, the Committee shall present its recommendation to the Board for its consideration and, where appropriate, separately to all the Disinterested Trustees for their consideration; and

D. to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

VI. Periodic Review of Board Composition. The Committee shall periodically review the composition of the Board in light of the current needs of the Board and the Trusts and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience.

VII. Trustee Compensation. At least annually, the Committee shall review and approve compensation for the Trustees.

VIII. Periodic Review of Charter. The Committee shall review this Charter as it deems necessary or ap- propriate and recommend any changes to the Board.

IX. Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Disinterested Trustees.

Approved: September 14, 2012

Amended: December 13, 2019

KKR ASSET-BASED FINANCE FUND SCAN TO 555 CALIFORNIA STREET, 50TH FLOOR VIEW MATERIALS & VOTE w SAN FRANCISCO, CA 94104To vote by Internet1) Read the Proxy Statement and have the proxy card below at hand.2) Go to website www.proxyvote.com or scan the QR Barcode above3) Follow the instructions provided on the website.To vote by Telephone1) Read the Proxy Statement and have the proxy card below at hand.2) Call 1-800-690-69033) Follow the instructions.To vote by Mail1) Read the Proxy Statement.2) Check the appropriate boxes on the proxy card below.3) Sign and date the proxy card.4) Return the proxy card in the envelope provided.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V82529-Z91849 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.1. To elect three Nominees to the Board of Trustees of the Fund: Lourdes Perez-Berkeley, James Kropp and Avi Korn For Against Abstain 1a. To elect Lourdes Perez-Berkeley as a Trustee of the Fund ! ! ! 1b. To elect James Kropp as a Trustee of the Fund ! ! ! 1c. To elect Avi Korn as a Trustee of the Fund ! ! !Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement for this meeting are available at www.proxyvote.com.

V82530-Z91849

KKR

KKR ASSET-BASED FINANCE FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned hereby appoints Michael Nguyen and Thomas Murphy, each of them proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of KKR Asset-Based Finance Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, NY 10036, on Wednesday, January 28, 2026 at 10:00 a.m. (Eastern Time) and at postponements or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the shareholder or "FOR" each Proposal if no choice is indicated. Please refer to the Proxy Statement for a discussion of each Proposal.

(Continued and to be signed on the reverse side)

KKR ASSET-BASED FINANCE FUND SCAN TO 555 CALIFORNIA STREET, 50TH FLOOR VIEW MATERIALS & VOTE w SAN FRANCISCO, CA 94104To vote by Internet1) Read the Proxy Statement and have the proxy card below at hand.2) Go to website www.proxyvote.com or scan the QR Barcode above3) Follow the instructions provided on the website.To vote by Telephone1) Read the Proxy Statement and have the proxy card below at hand.2) Call 1-800-690-69033) Follow the instructions.To vote by Mail1) Read the Proxy Statement.2) Check the appropriate boxes on the proxy card below.3) Sign and date the proxy card.4) Return the proxy card in the envelope provided.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V82529-Z91849 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL.1. To elect three Nominees to the Board of Trustees of the Fund: Lourdes Perez-Berkeley, James Kropp and Avi Korn For Against Abstain 1a. To elect Lourdes Perez-Berkeley as a Trustee of the Fund ! ! ! 1b. To elect James Kropp as a Trustee of the Fund ! ! ! 1c. To elect Avi Korn as a Trustee of the Fund ! ! !Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person. (Continued and to be signed on the reverse side)PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.